EX 99.2

WS TELECOM, INC. AND SUBSIDIARY

d/b/a eXpeTel COMMUNICATIONS

Jackson, Mississippi

Consolidated Financial Statements

Years Ended December 31, 2003 and 2002

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INDEPENDENT AUDITOR’S REPORT

Board of Directors and Shareholders
WS Telecom, Inc.
d/b/a eXpeTel Communications
Jackson, Mississippi

We have audited the accompanying consolidated balance sheets of WS Telecom, Inc. and Subsidiary d/b/a eXpeTel Communications (the “Company”) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of WS Telecom, Inc. and Subsidiary d/b/a eXpeTel Communications as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 14, the Company merged with Xfone, Inc. effective March 10, 2005. Additionally, substantially all of the Company’s operations were assigned to Xfone, Inc. effective July 1, 2004, pursuant to the Management Operating Agreement discussed in Note 14.

March 29, 2005	Horne LLP BY: /S/ Horne LLP —————————————— Horne LLP "PERSON'S TITLE"

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Consolidated Balance Sheets
December 31, 2003 and 2002

ASSETS	2003	2002
Current assets
Cash and cash equivalents	$88,700	$128,553
Accounts receivable, net of allowances of
$216,778 in 2003 and $217,758 in 2002	494,120	664,727
Other receivables	613	13,235

Prepaid expenses	12,508	2,367

Total current assets	595,941	808,882

Property and equipment
Telephone equipment
	789,213	33,500
Computer Equipment	130,834	123,931
Office furniture and equipment
	72,938	69,022
Software	42,225	29,513
Leasehold improvements	32,629	32,629
Auto
	21,000	21,000

Total property and equipment	1,088,839	309,595
Less accumulated depreciation and amortization
	103,338	38,850

Property and equipment, net	985,501	270,745

Other assets
	106,458	24,632

Total assets	$1,687,900	$1,104,259

LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)	2003	2002
Current liabilities

Line-of-credit	$112,000	$--
Current portion of notes payable	309,832	212,460
Current portion of obligations under capital lease	5,143	19,554
Accounts payable	426,889	249,560

Accrued liabilities	697,343	642,052

Total current liabilities	1,551,207	1,123,626

Notes payable, less current portion	205,949	5,421

Obligations under capital lease, less current portion	4,103	9,243

Total other liabilities	210,052	14,664

Total liabilities	1,761,259	1,138,290

Redeemable preferred stock	1,000,000	1,000,000

Stockholders' equity (deficit)
Common stock, $.001 par value, 40,000,000 shares authorized,
22,925,000 in 2003 and 22,785,000 in 2002 issued and
outstanding	22,925	22,785
Additional paid-in capital
	--	33,822

Retained earnings (deficit)	(1,096,284)	(1,090,638)

Total stockholders' equity (deficit)
	(1,073,359)	(1,034,031)

Total liabilities and stockholders' equity (deficit)	$1,687,900	$1,104,259

The accompanying notes are an integral part of these consolidated financial statements

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Consolidated Statements of Operations
Years Ended December 31, 2003 and 2002

	2003	2002
Revenues	$5,325,497	$5,042,774

Cost of service	2,922,728	3,004,581

Gross profit	2,402,769	2,038,193
Selling, general and administrative expenses	2,179,265	2,383,326

Income (loss) from operations	223,504	(345,133)

Other income (expense)
Interest income	457	5,659
Interest expense	(24,935)	(7,248)
Non-operating income	27,514	3,017
Non-operating expense	(2,441)	(65,436)
PSC settlement and related costs (Note 10)	(221,234)	(246,016)

Total other income (expense)	(220,639)	(310,024)

Income (loss) before taxes	2,865	(655,157)
Income taxes	--	--

Net income (loss)	$2,865	$(655,157)

The accompanying notes are an integral part of these consolidated financial statements.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Consolidated Statements of Stockholders’ Equity (Deficit)
Years Ended December 31, 2003 and 2002

	Common Stock		Additional Paid-in	Retained Earnings	Total Stockholders' Equity
	Shares	Amount	Capital	(Deficit)	(Deficit)
Balance January 1, 2002	21,275,000	$21,275	$33,822	$(435,481)	$(380,384)
Issuance of common stock	1,510,000	1,510	--	--	1,510

Net loss	--	--	--	(655,157)	(655,157)

Balance December 31, 2002	22,785,000	22,785	33,822	(1,090,638)	(1,034,031)
Issuance of common stock	61,000	61	26,071	--	26,132
Acquisition of Gulf Coast Utilities, LLC	79,000	79	(59,893)	(8,511)	(68,325)

Net income	--	--	--	2,865	2,865

Balance December 31, 2003	22,925,000	$22,925	$--	$(1,096,284)	$(1,073,359)

The accompanying notes are an integral part of these consolidated financial statements.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Consolidated Statements of Cash Flows
Years Ended December 31, 2003 and 2002

	2003	2002
Cash flows from operating activities
Net income (loss)	$2,865	$(655,157)
Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities
Depreciation and amortization	71,383	33,756
Provision for bad debts	289,442	292,427
Loss on sale of property and equipment	--	1,778
PSC settlement (Note 10)	100,000	35,000
Changes in assets and liabilities, net of the
effects of acquiring Gulf Coast Utilities, LLC
Accounts receivable	(116,471)	(817,548)
Other receivables	(142,828)	(8,503)
Prepaid expenses	(10,141)	21,933
Other assets	--	20,235
Accounts payable	145,543	136,887
Accrued expenses	55,291	498,523

Net cash provided (used) by operating activities	395,084	(440,669)

Cash flows from investing activities
Acquisition of Gulf Coast Utilities, LLC
	227	--
Purchases of property and equipment	(395,267)	(136,504)

Net cash used by investing activities	(395,040)	(136,504)

Cash flows from financing activities
Net borrowings on line-of-credit	112,000	--
Payments made on notes payable	(123,984)	(71,558)
Payments made on stockholder loan	(34,494)	--
Payments made on capital leases	(19,551)	--
Proceeds from issuance of common stock	26,132	1,510
Proceeds from issuance of redeemable preferred stock	--	770,000

Net cash (used) provided by financing activities	(39,897)	699,952

Net (decrease) increase in cash and cash equivalents	(39,853)	122,779
Cash and cash equivalents, beginning of period	128,553	5,774

Cash and cash equivalents, end of period	$88,700	$128,553

Supplemental disclosures of cash flow information
Cash payments for interest	$24,935	$7,248

Supplemental disclosures of non-cash investing and financing activities

Capital lease obligation for equipment	$--	$51,233

The accompanying notes are an integral part of these consolidated financial statements.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Nature of Business and Significant Accounting Policies

Nature of Business

WS Telecom, Inc. and Subsidiary d/b/a eXpeTel Communications (the “Company”) is a competitive local exchange carrier based in Jackson, Mississippi and is a full service provider of local telephone, long distance and data services for residential and business customers.

Services are provided under contractual agreements with BellSouth Corporation and Quest Communications International, Inc. The Company is currently approved by the respective public service commissions to provide service in Mississippi, Louisiana, Alabama, Georgia and Florida.

Principles of Consolidation

The consolidated financial statements include the accounts of WS Telecom, Inc. and its wholly-owned subsidiary, Gulf Coast Utilities, Inc., which was acquired in 2003. All significant intercompany balances and transactions have been eliminated in consolidation.

Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenues are recognized when services are rendered and are primarily derived from usage of networks and facilities by customers under contract.

Receivables

The Company reports receivables at estimated net realizable value, after deduction of an allowance for uncollectible accounts. The balance in the allowance account is determined based on historical losses, economic conditions, and a review of delinquent accounts. The allowance account was increased by charges to the provision for bad debt expense of $289,442 and $292,427 for the years ended December 31, 2003 and 2002, respectively, and decreased by write-offs of uncollectible accounts of $290,422 and $13,754 for the years ended December 31, 2003 and 2002, respectively.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Continued

Property and Equipment

Property and equipment are stated at cost. Maintenance and repairs are expensed in the period incurred; major renewals and betterments are capitalized. When items of property are sold or retired, the related costs are removed from the accounts and any gain or loss is included in income.

Depreciation is computed using the straight-line method. Computer equipment, office furniture and equipment, software and leasehold improvements are depreciated and amortized over 3-7 year lives. Amortization expense for the years ended December 31, 2003 and 2002 was $24,838 and $13,959, respectively.

Income Taxes

The Company is a “C Corporation” and, therefore, will, upon achieving taxable earnings, pay taxes as a corporation. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax balances are adjusted to reflect tax rates, based on currently enacted tax laws, which will be in effect in the years in which the temporary differences are expected to reverse. A valuation allowance is provided to reduce deferred taxes to the amount considered more likely than not to be realized.

Concentrations of Credit Risk

The Company grants credit to its customers in the normal course of business and generally requires no collateral from its customers.

At times throughout the year the Company may maintain certain bank accounts in excess of the federally insured limits.

Approximately 90 percent of the Company’s cost of service for the years ended December 31, 2003 and 2002 are purchased from one supplier.

Advertising Costs

The Company expenses all advertising costs as they are incurred and accounts for the costs as selling, general and administrative expenses. The Company incurred $24,588 and $41,964 for the years ending December 31, 2003 and 2002, respectively.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Continued

Stock Based Compensation

Stock options are accounted for in accordance with Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations (the intrinsic value method). Accordingly, no compensation expense is recognized for stock options granted if the fair value of the underlying stock is less than the option price at the grant date. For the years ended December 31, 2003, and 2002, no stock based compensation expense was included in the determination of net income or loss since all options granted during the years had an exercise price equal to or greater than the estimated market value of the stock on the date of grant. Financial Accounting Standards of Statement (“FAS”) No. 123, Accounting for Stock-Based Compensation (the fair value method), as amended by FAS No. 148, requires disclosures of the effect that use of the fair value method of accounting for stock options would have on results of operations. Because the stock options would have negligible fair value, the use of the fair value method would not materially affect the results of operations. Therefore, those disclosures are not included in these financial statements.

Note 2. Business Acquisition

In July 2003, the Company in anticipation of future growth, acquired the assets and assumed the liabilities of Gulf Coast Utilities, LLC (“Gulf”), solely in exchange for common stock. The following table presents the allocation of the acquisition cost to the assets acquired and liabilities assumed, based on their fair values:

Cash	$227
Accounts receivables	2,565
Equipment	388,891
Receivable from shareholder	68,404
License Agreement	83,605

Total assets acquired	543,692

Accounts payable	31,786
Note payable, bank	225,363
Note payable, eXpeTel	155,450
Payable to shareholder	131,014

Total liabilities acquired	543,613

Net assets acquired	$79

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Continued

The majority stockholder of the Company owned a forty-five percent interest in Gulf. The portion of the License Agreement attributable to this stockholder is reflected as a return of his investment in Gulf. Accordingly, an amount totaling $68,404 is reflected as a reduction in stockholders’ equity. The License Agreement is classified as other assets in the accompanying consolidated financial statements, and is being amortized over its remaining economic life of 22.5 years. Gulf’s operations have been included in the consolidated financial statements since the date of acquisition.

Note 3. Line-of-Credit

The Company has an unsecured line-of-credit with a bank, which provides that it may borrow up to $200,000 at the bank’s prime rate plus .25 percent (4.25 percent at December 31, 2003). At December 31, 2003, $112,000 was borrowed against the line-of-credit. The line-of-credit is due on demand.

Note 4. Notes Payable

Notes payable consists of the following:

	2003	2002
Note payable to bank, due October 2005, interest
rate at 5.25 percent, monthly payments of
$7,631, guaranteed by stockholders of
the Company	$159,664	$--

Note payable to vendor, due September 2004,
interest rate at 6.0 percent, semi-annual
payments of $25,000, plus interest	50,000	--

Note payable to finance company, due January 2005,
interest rate at 7.5 percent, monthly
payments of $776, secured by vehicle	9,597	17,881

Note payable to stockholder, due on demand, interest
rate at 5.0 percent, monthly interest payments only of $833	165,506	200,000

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 4. Continued

	2003	2002
Note payable to stockholder, due December 2010,
interest at prime 4 percent at December 31, 2003, interest
payments only through 2005 of $600	$131,014	$--

Total notes payable	515,781	217,881
Less current portion	309,832	212,460

Total notes payable, less current portion	$205,949	$5,421

Maturities of notes payable at December 31, 2003 are as follows:

Year Ending December 31,	Amount
2004	$309,832
2005	76,911
2006	24,233
2007	25,221
2008	26,428
2009 and thereafter	53,156

Total	$515,781

Note 5. Capital Leases

The assets and liabilities under capital leases are recorded at the lower of the present value of the future minimum lease payments or the fair value of the asset. The assets are amortized over their estimated productive lives. Amortization of assets under capital leases is included in deprecation expense. The following is a summary of property held under capital leases at December 31, 2003 and 2002:

	2003	2002
Office furniture and computer equipment	$52,588	$52,588
Less accumulated amortization	11,322	4,260

Total	$41,266	$48,328

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 5. Continued

Future minimum lease payments under capital leases as of December 31, 2003 are as follows:

Amount
2004	$9,471

Total minimum lease payments	9,471
Less:amount representing interest	225

Total obligations under capital leases	9,246
Less: current portion	(5,143)

Obligation under capital leases, less current portion	$4,103

Note 6. Operating Lease

The Company leases office space under various noncancellable agreements which require various minimum annual rentals. Rent expense paid under these leases for the years ended December 31, 2003 and 2002 was $98,825 and $80,171, respectively.

Total minimum rental commitment at December 31, 2003, is as follows:

Amount
2004	$52,500
Thereafter	--

$52,500

Note 7. Income Taxes

The Company had operating losses for income tax purposes since its inception and has not incurred any income tax expense. At the end of each year, the Company has recorded a valuation allowance for the full amount of the possible future tax benefit related to its net operating losses because, in management’s opinion, the probability of not realizing those future benefits is more likely than not.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 7. Continued

The Company’s net deferred taxes are as follows:

	2003	2002
Deferred tax assets
Net operating loss	$394,821	$379,354
Allowance for uncollectible accounts	86,711	87,103
Other carryforwards	2,619	1,431

Total deferred tax assets	484,151	467,888

Deferred tax liabilities
Property and equipment	54,017	34,749

Net deferred tax assets	430,134	433,139
Valuation allowance	(430,134)	(433,139)

Net deferred tax assets	$--	$--

At December 31, 2003, the Company had net operating losses of approximately $985,000 expiring as follows: $417,000 in year 2021; $530,000 in year 2022; $38,000 in year 2023. Income tax returns have not been examined by the taxing authorities and examinations or amendments could effect the elements of deferred income taxes and the amount of the net operating loss carryforward.

Note 8. Employee Stock Options

The Company has a director’s and employees’ stock option plan to encourage employees, consultants and directors to acquire or increase their equity interests in the Company and develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Under the plan, the Company may grant options up to 3,000,000 shares of common stock. Options currently expire no later than ten years from the grant date and generally vest over a period of three years. The Board of Directors determines the price of each option as stated in the award agreement.

Following is a summary of the activity in the plan for the years ending December 31, 2003 and 2002:

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8. Continued

	Shares	Weighted Average Exercise Price
Outstanding a January 1, 2002	1,950,000	$.116
Granted	624,000.500
Exercised	--	--
Forfeited	(370,000)	.500

Outstanding a December 31, 2002	2,204,000.160
Granted	37,000.824
Exercised	--	--
Forfeited	(314,000)	.500

Outstanding at December 31, 2003	1,927,000	$.118

Options exercisable at December 31, 2003	1,632,173	$.057

The following table summarizes information about stock options outstanding and exercisable at December 31, 2003:

Stock Options Outstanding
Number Outstanding	Weighted-Average Remaining Life in Years	Exercise Prices
1,500,000	7.10	$ 0.001
411,000	8.68	$ 0.500
16,000	9.75	$ 1.250

1,927,000	8.55	$ 0.118

Stock Options Exercisable
Number Outstanding	Weighted-Average Remaining Contractual Life in Years	Exercise Prices
1,450,000	7.10	$ 0.001
180,840	8.68	0.500
1,333	9.75$	$ 1.250

1,632,173	8.55	$ 0.057

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 9. Redeemable Preferred Stock

In March 2001, the Board of Directors authorized the issuance of 2,000,000 shares of redeemable preferred stock at a price of $.50 per share. The Company issued 460,000 shares for $230,000 in 2001 and 1,540,000 shares for $770,000 in 2002. All preferred stock shares are redeemable after three years from the date of the investment and paid to preferred stockholders at $.50 per share, thus returning the original investment to the preferred stockholders. In addition, all preferred shares convert to common stock shares on a share-for-share basis, upon redemption. All preferred stock shares are voting shares. The preferred stockholders maintain a 10 percent interest in the Company as a group.

Note 10. Litigation Settlement

In a settlement with the Mississippi Public Service Commission, the Company agreed to pay $135,000, which is payable in quarterly installments through September 2004. The balances outstanding at December 31, 2003 and 2002 were $60,000 and $110,000, respectively and are classified as accrued liabilities in the accompanying consolidated financial statements.

In a settlement with BellSouth Telecommunications, Inc., the Company agreed to pay $100,000, which is payable in semi-annual installments through September 2004. The balance outstanding at December 31, 2003 was $50,000, and is classified as note payable in the accompanying consolidated financial statements.

Note 11. Commitment and Contingencies

On December 1, 2004, the Company filed before the Mississippi Public Service Commission (the “Commission”) a formal complaint against BellSouth for expedited relief, for negotiations, or in the alternative, for final resolutions of disputes. As of December 31, 2003 and 2002, the Company has unrecorded disputed balances totaling $239,888 and $491,173, respectively. The Company alleges that these charges were improperly billed by BellSouth to their account. BellSouth has filed its answer to the Company’s complaint denying that the charges were improperly billed. The matter is tentatively scheduled for a hearing before the Commission on April 19, 2005, unless the parties negotiate a settlement prior to that date.

Note 12. Related Party

The Company has notes payable to two of its stockholders at December 31, 2003 of $296,520 and one of its stockholders at December 31, 2002 of $200,000. The notes are interest bearing at a rate ranging from 4 to 5 percent (see Note 4).

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 13. Retirement Plan

Employees of the Company may participate in a 401(k) savings plan, whereby the employees may elect to make contributions pursuant to a salary reduction agreement upon meeting length-of- service requirements. The Company may make a matching contribution of electing employees’ deferrals on an annual basis. The matching contribution for 2003 was $16,378. There was no matching contribution for 2002.

Note 14. Subsequent Event and Management Operating Agreement

On May 28, 2004, the Company entered into an agreement with Xfone, Inc. (“Xfone”) whereby Xfone would acquire 100 percent of the Company’s outstanding stock through the merger of the Company with Xfone USA, Inc., a wholly owned subsidiary of Xfone. The terms of the acquisition, in general, are as follows:

1.	All of the Company’s issued and outstanding stock will be acquired and converted into the right to receive certain shares of Xfone’s restricted common stock and warrants convertible into shares of common stock;

2.	Xfone will issue a number of shares of its registered common stock with a agreed market value of $2,200,000, which will be determined using a weighted average price of Xfone’s common stock for the ten trading days preceding the trading day immediately prior to the date Xfone and the Company enter into a Management Operating Agreement;

3.	The weighted average price of Xfone’s common stock, as referred to above, will in no event be less than $3.30 per share or greater than $4.30 per share;

4.	Xfone will issue a number of warrants with a value of $1,300,000, the value of which will be calculated as of the date Xfone and the Company enter into a Management Operating Agreement, assuming 90 percent volatility of the underlying shares of common stock of Xfone utilizing the “Black Scholes” option-pricing model;

5.	Each share of the Company’s preferred stock issued and outstanding immediately prior to the effective acquisition will be canceled and extinguished and be converted automatically into the right to receive upon surrender of the preferred stock certificates (1) an amount of Xfone’s stock consideration equal to the product of Xfone’s stock consideration times 28.6 percent divided by the total preferred stock; and (2) an amount of Xfone’s warrant consideration equal to the product of the Xfone’s warrant consideration times 28.6 percent divided by the total of the Company’s preferred stock;

6.	Each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the acquisition will be canceled and extinguished and be converted automatically into the right to receive upon surrender of certificates (1) an amount of Xfone stock consideration equal to the product of Xfone’s stock consideration times 71.4 percent divided by the total of the Company’s common stock; and (2) an amount of Xfone warrant consideration equal to the product of Xfone’s warrant consideration times 71.4 percent divided by the total of the Company’s common stock; and;

7.	Xfone will enter into certain employment agreements with the principals of the Company.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Years Ended December 31, 2003 and 2002
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 14. Continued

Additionally, on July 1, 2004, the Company and Xfone entered into the Management Operating Agreement, which provides that Xfone will manage the business operations of the Company pending the consummation of the merger, in return for the assignment of the operating revenues generated from the Company’s business operations. Xfone will pay all operating expenses related to the business operations and to the extent necessary to provide advances to the Company bearing interest at 7 percent to fund operations. In the event the merger is not consummated and the Agreement is terminated, a “termination fee” equal to 50 percent of the net profits or losses during the term of the Agreement will be credited to or assumed by the Company.

The merger was consummated on March 10, 2005, and since then, the Company has operated under the name of Xfone USA.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS

Jackson, Mississippi

Consolidated Financial Statements

Year Ended December 31, 2004

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INDEPENDENT AUDITOR’S REPORT

Board of Directors and Shareholders
WS Telecom, Inc.
d/b/a eXpeTel Communications
Jackson, Mississippi

We have audited the accompanying consolidated balance sheet of WS Telecom, Inc. and Subsidiary d/b/a eXpeTel Communications (the “Company”) as of December 31, 2004 and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of WS Telecom, Inc. and Subsidiary d/b/a eXpeTel Communications as of December 31, 2004, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 12, the Company merged with Xfone, Inc. effective March 10, 2005. Additionally, substantially all of the Company’s operations were assigned to Xfone, Inc. effective July 1, 2004 pursuant to the Management Operating Agreement discussed in Note 12.

Jackson, Mississippi
March 29, 2005

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Consolidated Balance Sheet
December 31, 2004

ASSETS
Current assets
Cash and cash equivalents	$20,510
Accounts receivable, net of allowance of
$ 226,471	888,282
Other receivables	465
Prepaid expenses	21,449

Total current assets	930,706

Property and equipment
Telephone equipment	911,405
Computer equipment	166,680
Software	101,100
Office furniture and equipment	100,076
Leasehold improvements	40,731
Auto	21,000

Total property and equipment	1,340,992
Less accumulated depreciation and amortization	207,018

Property and equipment, net	1,133,974

Other assets	135,077

Total assets	$2,199,757

LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Line-of-credit	$197,724
Current portion of notes payable	237,091
Current portion of obligations under capital lease	14,192
Due to Xfone (note 12)	274,642
Accounts payable	425,978
Accrued liabilities	868,238

Total current liabilities	2,017,865

Notes payable, less current portion	206,036
Obligations under capital lease, less current portion	28,803
Redeemable preferred stock	1,000,000

Total other liabilities	1,234,839

Total liabilities	3,252,704

Stockholders' equity (deficit)
Common stock, $.001 par value, 40,000,000 shares authorized,
issued and outstanding 24,151,000	24,151
Additional paid-in capital	24,980
Retained earnings (deficit)	(1,102,078)

Total stockholders' equity (deficit)	(1,052,947)

Total liabilities and stockholders' equity (deficit)	$2,199,757

The accompanying notes are an integral part of these consolidated financial statements.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Consolidated Statements of Operations
Year Ended December 31, 2004

Revenues	$2,974,060
Cost of service	1,626,030

Gross profit	1,348,030
Selling, general and administrative expenses	1,202,583

Income from operations	145,447

Other income (expense)
Interest income	1,185
Interest expense	(44,141)
Non-operating income	21,418
Non-operating expense	(435)
Merger costs (note 12)	(129,268)

Total other income (expense)	(151,241)

Net loss before taxes	(5,794)
Income taxes	--

Net loss	$(5,794)

Net loss per common share
Basic
Net loss available to common	$(0.00)

Diluted
Net loss available to common	$(0.00)

Shares used in computing net loss
Basic	23,584,987

Diluted	26,268,431

The accompanying notes are an integral part of these consolidated financial statements.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Consolidated Statement of Stockholders’ Equity (Deficit)
Year Ended December 31, 2004

	Common Stock Shares Amount		Additional Paid-in Capital	Retained Earnings (Deficit)	Total Stockholders' Equity (Deficit)
Balance January 1, 2004	22,925,000	$22,925	$--	$(1,096,284)	$(1,073,359)
Issuance of common stock	1,226,000	1,226	24,980	--	26,206
Net loss	--	--	--	(5,794)	(5,794)

Balance December 31, 2004	24,151,000	$24,151	$24,980	$(1,102,078)	$(1,052,947)

The accompanying notes are an integral part of these consolidated financial statements.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Consolidated Statement of Cash Flows
Year Ended December 31, 2004

Cash flows from operating activities
Net loss	$(5,794)
Adjustments to reconcile net loss to
net cash used by operating activities
Depreciation and amortization	109,304
Provision for bad debts	176,380
Changes in assets and liabilities
Accounts receivable	(570,542)
Other receivables	148
Prepaid expenses	(8,941)
Accounts payable	(911)
Accrued expenses	135,895
Due to Xfone (note 12)	17,642

Net cash used by operating activities	(146,819)

Cash flows from investing activities
Purchases of property and equipment	(209,599)

Net cash used by investing activities	(209,599)

Cash flows from financing activities
Net borrowings on line-of-credit	85,723
Payments made on notes payable	(142,763)
Payments made on stockholder loans	(29,890)
Proceeds from stockholder loans	100,000
Payments made on capital leases	(8,048)
Proceeds from advances from Xfone (note 12)	257,000
Proceeds from issuance of common stock	26,206

Net cash provided by financing activities	288,228

Net decrease in cash and cash equivalents	(68,190)
Cash and cash equivalents, beginning of year	88,700

Cash and cash equivalents, end of year	$20,510

Supplemental disclosures of cash flow information
Cash payments for interest	$36,805

Cash payments for income taxes	$--

Supplemental disclosures of non-cash investing
and financing activities
Capital lease obligation for equipment	$41,797

The accompanying notes are an integral part of these consolidated financial statements.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Nature of Business and Significant Accounting Policies

Nature of Business

WS Telecom, Inc. and Subsidiary d/b/a eXpeTel Communications (collectively, the “Company”) is a competitive local exchange carrier based in Jackson, Mississippi and is a full service provider of local telephone, long distance and data services for residential and business customers.

Services are provided under contractual agreements with BellSouth Corporation and Quest Communications International, Inc. The Company is currently approved by the respective public service commissions to provide service in Mississippi, Louisiana, Alabama, Georgia and Florida.

Principles of Consolidation

The consolidated financial statements include the accounts of WS Telecom, Inc. and its wholly-owned subsidiary, Gulf Coast Utilities, Inc., which was acquired in 2003. All significant intercompany balances and transactions have been eliminated in consolidation.

Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenues are recognized when services are rendered and are primarily derived from usage of networks and facilities by customers under contract.

Receivables

The Company reports receivables at estimated net realizable value, after deduction of an allowance for uncollectible accounts. The balance in the allowance account is determined based on historical losses, economic conditions, and a review of delinquent accounts. For the year ended December 31, 2004, the allowance account was increased by the provision for bad debts expense of $176,380 and decreased by write-offs of accounts considered to be uncollectible of $166,687.

Property and Equipment

Property and equipment are stated at cost. Maintenance and repairs are expensed in the period incurred; major renewals and betterments are capitalized. When items of property are sold or

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Continued

retired, the related costs are removed from the accounts and any gain or loss is included in income.

Depreciation and amortization is computed using the straight-line method. Computer equipment, office furniture and equipment, software and leasehold improvements are depreciated and amortized over 3-7 year lives. Amortization expense for the year ended December 31, 2004 totaled $30,223.

Income Taxes

The Company is a “C Corporation” and, therefore, will, upon achieving taxable earnings, pay taxes as a corporation. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax balances are adjusted to reflect tax rates, based on currently enacted tax laws, which will be in effect in the years in which the temporary differences are expected to reverse. A valuation allowance is provided to reduce deferred taxes to the amount considered more likely than not to be realized.

Redeemable Preferred Stock

On January 1, 2004, the Company early adopted Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity” (“FAS 150” or the “Statement”), with respect to its outstanding preferred stock.

FAS 150 essentially requires the following three classes of financial instruments previously classified as equity to be classified as liabilities: (1) mandatorily redeemable financial instruments; (2) obligations to repurchase the issuer’s equity stock; and (3) certain obligations to issue a variable number of shares. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and is otherwise effective as of the first interim period beginning after June 15, 2003. However, certain provisions of the statement have been delayed. For nonpublic entities, the classification, measurement and disclosure provisions applicable to financial instruments that are mandatorily redeemable have been deferred indefinitely unless the instruments are redeemable on fixed dates for fixed or indexed amounts. As to these instruments, the provisions of FAS 150 are effective for years beginning after December 15, 2004. The Company has early adopted this Statement to more accurately reflect its current financial condition. There was no cumulative effect adjustment as a result of the Statement’s adoption.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Continued

Concentrations of Credit Risk

The Company grants credit to its customers in the normal course of business and generally requires no collateral from its customers.

At times throughout the year the Company may maintain certain bank accounts in excess of the federally insured limits.

Approximately 90 percent of the Company’s cost of service for 2004 was purchased from one vendor.

Advertising Costs

The Company expenses all advertising costs as they are incurred and accounts for the costs as selling, general and administrative expenses. The Company incurred $16,484 for the year ended December 31, 2004.

Stock Based Compensation

Stock options are accounted for in accordance with Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations (the intrinsic value method). Accordingly, no compensation expense is recognized for stock options granted if the fair value of the underlying stock is less than the option price at the grant date. For the year ended December 31, 2004, no stock based compensation expense was included in the determination of net income or loss since all options granted during the years had an exercise price equal to or less than the estimated market value of the stock on the date of grant. Statement of Financial Accounting Standards (“FAS”) No. 123, Accounting for Stock-Based Compensation (the fair value method), as amended by FAS No. 148, requires disclosures of the effect that use of the fair value method of accounting for stock options would have on results of operations. Because the stock options would have negligible fair value, the use of the fair value method would not materially affect the results of operations. Therefore, those disclosures are not included in these financial statements.

Net Loss Per Common Share

Net loss per share – basic is based upon the weighted average common shares outstanding.

For purposes of determining net loss per share – diluted, the preferred shares were converted at the rate required for the preferred stockholders to maintain a 10 percent equity interest in the Company as a group.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Continued

Pending Pronouncements

In December 2004, the Financial Accounting Standards Board issued FAS Statement No. 123 (revised 2004), “Share-Based Payment” (“FAS 123(R)” or the “Statement”). This Statement requires that the compensation cost relating to share-based payment transactions, including grants of employee stock options, be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. The Statement covers a wide variety of share-based compensation arrangements, including stock options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. It is a replacement of pronouncements that allowed the valuation of such instruments based on the intrinsic value method.

The effect of the Statement will be to require entities to measure the cost of employee services received in exchange for stock options based on the grant-date fair value of the award, and to recognize the cost over the period the employee is required to provide services for the award.

The Company will be required to apply FAS 123(R) as of the beginning of its first annual period that begins after December 15, 2005, which will be January 1, 2006. All awards granted, modified, repurchased or cancelled after the date of adoption will be accounted for under FAS 123(R).

Note 2. Line-of-Credit

The Company has an unsecured line-of-credit with a bank, which provides that it may borrow up to $200,000 at the bank’s prime rate plus .25 percent (5.5 percent at December 31, 2004). The amount borrowed against the line-of-credit is $197,724. The line-of-credit is due on demand.

Note 3. Notes Payable

Notes payable consists of the following:

Note payable to bank, due October 2005, interest
rate at 5.25 percent, monthly payments of
$7,631, guaranteed by stockholders of the Company	$75,758
Note payable to finance company, due January 2005,
interest rate at 7.5 percent, monthly
payments of $776, secured by vehicle	740

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Continued

Note payable to stockholder, due on demand, interest rate
at 5.0 percent, monthly interest payments only	$145,949
Note payable to stockholder, due December 2010, interest
rate at prime, 5.25 percent at December 31, 2004, interest	131,014
payments only through 2005
Note payable to stockholder, due March 2010, interest rate
at 7.0 percent, monthly payments of $1,279, including
interest	67,250
Note payable to stockholder, due March 2010, interest rate
at 7.0 percent, monthly payments of $426, including
interest	22,416

Total notes payable	443,127
Less current portion	237,091

Total notes payable, less current portion	$206,036

Maturities of notes payable at December 31, 2004 are as follows:

Year Ending December 31,	Amount
2005	$237,091
2006	17,681
2007	41,073
2008	43,279
2009	45,791
2010 and thereafter	58,212

Total	$443,127

Note 4. Capital Leases

The assets and liabilities under capital leases are recorded at the lower of the present value of the future minimum lease payments or the fair value of the asset. The assets are amortized over their

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 4. Continued

estimated productive lives. Amortization of assets under capital leases is included in deprecation expense. The following is a summary of property held under capital leases at December 31, 2004:

Office furniture and computer equipment	$41,797
Less accumulated amortization	1,304

Total	$40,493

Future minimum lease payments under capital leases as of December 31, 2004 are as follows:

Amount
2005	$17,602
2006	13,898
2007	12,015
2008	7,164

Total minimum lease payments	50,679
Less amount representing interest	7,684

Total obligations under capital leases	42,995
Less current portion	14,192

Obligations under capital leases, less current portion	$28,803

Note 5. Operating Lease

The Company leases office space under various noncancellable agreements which require various minimum annual rentals. Rent expense paid under these leases was $42,920.

Total minimum rental commitments at December 31, 2004, are as follows:

Amount
2005	$95,257
2006	95,257
2007	71,442
Thereafter	--

Total	$261,956

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6. Income Taxes

The Company had operating losses for income tax purposes since its inception and has not incurred any income tax expense. At the end of the year, the Company has recorded a valuation allowance for the full amount of the possible future tax benefit related to its net operating losses because, in management’s opinion, the probability of not realizing those future benefits is more likely than not.

The Company’s net deferred tax asset is as follows:

Deferred tax assets
Net operating loss	$538,924
Allowance for uncollectible accounts	90,588
Other carryforwards	3,518

Total deferred tax assets	633,030

Deferred tax liabilities
Property and equipment	189,103

Net deferred tax assets	443,927
Valuation allowance	(443,927)

Net deferred tax assets	$--

At December 31, 2004, the Company had net operating losses of approximately $1,345,000, expiring as follows: $417,000 in year 2021; $530,000 in year 2022; $38,000 in year 2023; and $360,000 in year 2024. Income tax returns have not been examined by the taxing authorities and examinations or amendments could affect the elements of deferred income taxes and the amount of the net operating loss carryforward.

Note 7. Employee Stock Options

The Company has a director’s and employees’ stock option plan to encourage employees, consultants and directors to acquire or increase their equity interests in the Company and develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Under the plan, the Company may grant options up to 3,000,000 shares of common stock. Options currently expire no later than ten years from the grant date and generally vest over a period of three years. The Board of Directors determines the price of each option as stated in the award agreement.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 7. Continued

Following is a summary of the activity in the plan for the year ended December 31, 2004:

	Shares	Weighted Average Exercise Price
Outstanding at January 1,2004	1,927,000	$.118
Granted	32,000	1.250
Exercised	(1,205,680)	.001
Forfeited	(753,320)	.353

Outstanding at December 31, 2004	--	$--

During the year ended December 31, 2004, pursuant to the merger agreement discussed in Note 12, all options became immediately exercisable at their respective exercise price for a period of fifteen days. The options that were not exercised were forfeited.

Note 8. Redeemable Preferred Stock

In March 2001, the Board of Directors authorized the issuance of 2,000,000 shares of voting redeemable preferred stock at a price of $.50 per share. The Company issued 460,000 shares for $230,000 in 2001 and 1,540,000 shares for $770,000 in 2002. Holders of preferred stock shares are entitled to receive dividends when and as declared by the Board of Directors out of funds legally available and to share ratably in the assets of the Company in the event of liquidation. All preferred stock shares are redeemable by the Company after three years from the date of the investment and paid to preferred stockholders at $.50 per share, thus returning the original investment to the preferred stockholders. In addition, all preferred shares convert to common stock shares on a share-for-share basis, upon redemption. All preferred stock shares are voting shares. The preferred stockholders maintain a 10 percent interest in the Company as a group.

The preferred stock shares issued in 2001 were originally redeemable in 2004. However, by terms of the Company’s merger agreement with Xfone, Inc., which was consummated in March 2005, the shares are to be converted into Xfone, Inc. common shares and warrants (see Note 12).

In accordance with the Company’s early adoption of FAS 150 (see Note 1), and because the preferred stock redemption will not require the use of current assets, the preferred stock has been classified as other liabilities in the accompanying consolidated balance sheet.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 9. Commitment and Contingencies

On December 1, 2004, the Company filed before the Mississippi Public Service Commission (the “Commission”) a formal complaint against BellSouth for expedited relief, for negotiations, or in the alternative, for final resolutions of disputes. As of December 31, 2004, the Company has disputed balance totaling $344,212. The Company alleges that these charges were improperly billed by BellSouth to their account. BellSouth has filed its answer to the Company’s complaint denying that the charges were improperly billed. The matter is tentatively scheduled for a hearing before the Commission on April 19, 2005, unless the parties negotiate a settlement prior to that date.

Note 10. Related Party

The Company has notes payable to four of its stockholders at December 31, 2004 of $366,630. The notes are interest bearing at rates ranging from 4 to 7 percent, see Note 3.

Note 11. Retirement Plan

Employees of the Company may participate in a 401(k) savings plan, whereby the employees may elect to make contributions pursuant to a salary reduction agreement upon meeting length-of-service requirements. The Company may make a matching contribution of electing employees’ deferrals on an annual basis. Matching contributions for the year was $5,977.

Note 12. Subsequent Event and Management Operating Agreement

On May 28, 2004, the Company entered into an agreement with Xfone, Inc. (“Xfone”) whereby Xfone would acquire 100 percent of the Company’s outstanding stock through the merger of the Company with Xfone USA, Inc., a wholly owned subsidiary of Xfone. The merger was consummated on March 10, 2005. The terms of the acquisition, in general, are as follows:

1.	All of the Company’s issued and outstanding stock will be acquired and converted into the right to receive certain shares of Xfone’s restricted common stock and warrants convertible into shares of common stock;

2.	Xfone will issue a number of shares of its registered common stock with an agreed market value of $2,200,000, which will be determined using a weighted average price of Xfone’s common stock for the ten trading days preceding the trading day immediately prior to the date Xfone and the Company enter into a Management Operating Agreement;

3.	The weighted average price of Xfone’s common stock, as referred to above, will in no event be less than $3.30 per share or greater than $4.30 per share;

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 12. Continued

4.	Xfone will issue a number of warrants with a value of $1,300,000, the value of which will be calculated as of the date Xfone and the Company enter into a Management Operating Agreement, assuming 90 percent volatility of the underlying shares of common stock of Xfone the “Black Scholes” option-pricing model;

5.	Each share of the Company’s preferred stock issued and outstanding immediately prior to the effective acquisition will be canceled and extinguished and be converted automatically into the right to receive upon surrender of the preferred stock certificates (1) an amount of Xfone’s stock consideration equal to the product of Xfone’s stock consideration times 28.6 percent divided by the total preferred stock; and (2) an amount of Xfone’s warrant consideration equal to the product of the Xfone’s warrant consideration times 28.6 percent divided by the total of the Company’s preferred stock;

6.	Each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the acquisition will be canceled and extinguished and be converted automatically into the right to receive upon surrender of certificates (1) an amount of Xfone stock consideration equal to the product of Xfone’s stock consideration times 71.4 percent divided by the total of the Company’s common stock; and (2) an amount of Xfone warrant consideration equal to the product of Xfone’s warrant consideration times 71.4 percent divided by the total of the Company’s common stock; and

7.	Xfone will enter into certain employment agreements with the principals of the Company.

Additionally, on July 1, 2004, the Company and Xfone entered into the Management Operating Agreement, which provides that Xfone will manage the business operations of the Company pending the consummation of the merger, in return for the assignment of the operating revenues generated from the Company’s business operations. Additionally, Xfone will pay all operating expenses related to the business operations and to the extent necessary to provide advances to the Company bearing interest at 7 percent to fund operations. In the event the merger is not consummated and the Agreement is terminated, a “termination fee” equal to 50 percent of the net profits or losses during the term of the Agreement will be credited to or assumed by the Company.

For the six-month period ended December 31, 2004, Xfone generated operating revenues of $2,961,467 and direct operating expenses of $2,870,295 related to the Company’s business operation pursuant to the Management Operating Agreement. The Company has recorded the resulting receivables related to such operating revenues and the corresponding liabilities related to the direct operating expenses offset by a corresponding due to/from Xfone; however, the operating revenues and direct operating expenses have been excluded from the statement of operations for the year ended December 31, 2004.

WS TELECOM, INC. AND SUBSIDIARY
d/b/a eXpeTel COMMUNICATIONS
Year Ended December 31, 2004

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 12. Continued

In connection with the Management Agreement and other transactions with Xfone, the Company has recorded amounts due to (from) Xfone as follows:

Amount Due To (From) Xfone
Operating revenues	$2,961,467
Direct operating expenses	(2,870,295)
Reimbursement of expenses paid on Xfone's behalf	(73,530)
Advances from Xfone	257,000

Due to Xfone at December 31, 2004	$274,642

      WS Telecom ,Inc. and Subsidiaries

         BALANCE SHEET

March 10, 2005 Unaudited
Current assets
Cash	$149,881
Accounts receivable, net of allowance of $293,666	915,581
Prepaid expenses and other receivables	65,220

Total Current Assets	$1,130,682

Fixed assets
Cost	1,307,649
Less - accumulated depreciation	--

Total fixed assets, net	1,307,649

Goodwill from WS Telecom acquisition	3,866,487
Other Assets, net	132,140

Total other Assets	3,998,627

Total assets	$6,436,958

WS Telecom ,Inc. and Subsidiaries

         BALANCE SHEET

March 10, 2005 Unaudited
Current liabilities
Notes payable - current portion	$544,996
Trade payables	397,731
Due to Xfone	419,526
Other liabilities and accrued expenses	797,568
Obligations under capital leases - current portion	16,284

Total current liabilities	$2,176,105
Notes payable	276,637
Obligations under capital lease	24,545

Total liabilities	$2,477,287

Shareholders' equity
Common stock:
1,000 shares authorised, $.001 par value;
1,000 issued and outstanding	--
Additional paid in capital	3,959,671
Retained earnings

Total shareholders' equity	3,959,671

Total liabilities and shareholders' equity	$6,436,958

   WS Telecom ,Inc. and Subsidiaries

         STATEMENTS OF OPERATIONS

	Period Ended March 10
	2005 Unaudited	2004 Unaudited
Revenues	-	$1,255,281
Cost of revenues	-	(734,044)

Gross profit	-	521,237

Operating expenses:
Marketing and selling	-	(51,170)
General and administrative	-	(406,358)

Total operating expenses	-	(457,528)

Operating profit	-	63,709
Financing expenses - net	-	(8,087)
Other income	-	16,347

Income Before taxes	-	71,969
Taxes on income	-	--

Net income	-	$71,969

Management Agreement with WS Telecom

In conjunction with the merger agreement between WS Telecom and our wholly-owned subsidiary, Xfone USA, Inc., Xfone USA, Inc. has a July 1, 2004 agreement with WS Telecom and its subsidiaries, eXpeTel Communications, Inc. and Gulf Coast Utilities. The agreement provides that WS Telecom hires and appoints Xfone USA as Manager to be responsible for the operation and management of all of WS Telecom’s business operations. In consideration of these management services, WS Telecom assigns and transfer to the Manager, Xfone, USA, Inc., all revenues generated from the operations of the business and the Manager agrees to pay from the revenues the normal operating, maintenance, administrative and similar expenses of the business. Further, WS Telecom designates the Manager as the controlling party of the current operating accounts of the business. The Management Agreement with WS Telecom terminated upon the consummation of the merger on March 10, 2005.

   WS Telecom ,Inc. and Subsidiaries

         STATEMENTS OF CASH FLOWS

	Period Ended March 10 ,
	2005 Unaudited	2004 Unaudited
Cash flow from operating activities
Net income	--	$71,969
Adjustments to reconcile net cash
used in(provided by) operating activities	(108,567)	97,101

Net cash provided by(used in) operating activities	(108,567)	169,070

Cash flow from investing activities
Purchase of equipment and other assets	(55,390)	(27,827)

Net cash used in investing activities	(55,390)	(27,827)

Cash flow from financing activities
Proceeds from long term debt	179,506	30,821
Proceeds from loan from Xfone	115,000	--
Short term credit line,net	1,276	(112,000)
Proceeds from(Repayment of) long term debt	--	(43,817)
Payments made on capital lease	(2,167)	--
Proceeds from issuance of common stock	--	25,000

Net cash provided by financing activities	293,615	(99,996)

Net Increase in cash	129,658	41,247
Cash, beginning of year	20,223	88,438

Cash at end of the period	$149,881	$129,685

         SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

	Period Ended March 10 ,
	2005 Unaudited	2004 Unaudited
Goodwill arrising from acquisition	$3,866,487	-
Appraisal of fixed assets	$145,115	-

      WS Telecom ,Inc. and Subsidiaries

         STATEMENTS OF CASH FLOWS (Cont.)

    (1)        Adjustments to reconcile net income to net cash provided by operating activities

	Period Ended March 10 ,
	2005 Unaudited	2004 Unaudited
Depreciation and amortization	$31,071	$8,199
Bad debt expense	67,910	27,893

	98,981	36,092
Changes in assets and liabilities:
Increase in trade receivables	(95,209)	(89,894)
Increase in other receivables	(43,306)	(38,016)
(Decrease)Increase in trade payables	(28,247)	227,473
Decrease in other payables	(40,786)	(38,554)

Total adjustments	(207,548)	61,009

	($108,567)	$97,101